UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________________________________

FORM 8-K/A

AMENDMENT

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011 (March 7, 2011)
_______________________________________________________________

CHINA SUN GROUP HIGH-TECH CO.
(Exact name of registrant as specified in its charter)

DELAWARE	333-118259	54-2142880
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hutan Street, Zhongshan District
Dalian, P.R. China
(Address of principal executive offices) (Zip Code)

+86 (411) 8289-7752
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY STATEMENT

A Current Report on Form 8-K was filed with the Securities and Exchange Commission on March 7, 2011 (the “Initial Form 8-K”). A technical error caused the PDF reference file identified as Exhibit 99.1 to be removed from the Initial Form 8-K Filing.

This Amendment to Form 8-K is being filed to amend Item 9.01of the Initial Form 8-K to include the PDF reference file identified as Exhibit No. 99.1.

Item 9.01                      Financial Statement and Exhibits.

(d)           EXHIBITS

Exhibit Number	Description

99.1	Presentation of China Sun Group High-Tech Co. dated March 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SUN GROUP HIGH-TECH CO.

Dated: March 7, 2011	By:	/s/ Guosheng Fu
Guosheng Fu
Chief Executive Officer